Exhibit 99.2

Cycurion, Inc. Provides Update on Revised Memorandum of Understanding to Acquire Kustom Entertainment’s Legacy Video Solutions Segment

April 21, 2026

Both Parties Agree to Accelerate Closing Target Date to Beginning of June 2026

MCLEAN, Va., April 21, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading provider of AI-driven cybersecurity, IT security solutions, and managed services, today provided an update on the revised non-binding Memorandum of Understanding (“MOU”) with Kustom Entertainment, Inc. (NASDAQ: KUST) (“Kustom”) for the acquisition of Kustom’s legacy video solutions segment (the “Business”). The transaction is expected to contribute approximately $5.1 million in annual revenue and an estimated $8.0 million backlog comprised of established contracts and recurring subscription revenue. These figures are based on the pro forma financials jointly prepared by both parties and are consistent with the segment’s historical performance.

Both parties plan to work diligently to close the transaction as quickly as possible, targeting completion by the beginning of June 2026, subject to final due diligence, execution of a definitive agreement, and satisfaction of customary closing conditions.

“The accelerated timeline reflects the strong alignment between our teams,” said L. Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “We look forward to integrating these video surveillance and digital evidence management capabilities with our ARx cybersecurity platform to deliver enhanced public safety and security solutions to our customers.”

The MOU remains non-binding, except with respect to certain customary provisions, including exclusivity (no-shop), confidentiality, and expense allocation, and supersedes the prior memorandum of understanding dated January 22, 2026, as amended. As previously disclosed, the agreed purchase price of $5.5 million includes a $1.25 million cash payment at closing and a $4.25 million secured promissory note, together with additional warrants and performance-based earn-out and clawback provisions, as further described in the MOU.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction contemplated by the non-binding MOU, including the likelihood, timing, structure or consummation of the transaction; the anticipated benefits of the transaction; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.comApril 16, 2026

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